UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 06/24/2015

SIGNET JEWELERS LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number: 1-32349

Bermuda
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

Clarendon House

2 Church Street

Hamilton

HM11

Bermuda

(Address of principal executive offices, including zip code)

441 296 5872

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On Wednesday, June 24, 2015, Signet Jewelers Limited (“Signet”) is convening an institutional investor conference. At the conference, chief financial officer Michele Santana will discuss Signet’s financial and real estate outlook. The slides will be posted at 8:45 am ET and the presentations and the question and answer session will be audio webcast live beginning at 9:30 am ET at www.signetjewelers.com/investors/presentations-and-events/event-details/2015/-Signet-Institutional-Investor-Conference/default.aspx.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED

Date: June 24, 2015	By:	/s/ Michele L. Santana
Michele L. Santana
Chief Financial Officer